September 17, 2021 Priority Technology Holdings, Inc. Completes Acquisition of Finxera to Create the Premier Payments and Banking as a Service Platform Combined Pro Forma 2021 Revenue of $547 to $570 Million and Combined Pro Forma Adjusted EBITDA of $131 to $136 Million Before Synergies ALPHARETTA, Ga., Sept. 17, 2021 /PRNewswire/ -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority"), a leading payments technology company helping customers collect, store and send money, today announced that it has completed the acquisition of Finxera Holdings, Inc. ("Finxera"), a pioneer in the fintech industry that launched and operated one of the first Banking as a Service ("BaaS") platforms. "With the completion of the Finxera acquisition, we now have the premier platform to collect, store and send money with a full breadth of payment and virtual banking capabilities. The Priority suite of services is truly unique and differentiated as Priority becomes one of a handful of companies with nationwide money transmitter licensing that allows us to act as a fully licensed custodian of funds for consumers and enterprises," said Tom Priore, Chairman and Chief Executive Officer of Priority. "The adoption of banking and payments across our diverse revenue divisions has already begun. Our complete offering of payment authorization, settlement, account ledgering and disbursement of funds sets us apart from traditional merchant acquirers and delivers on our customers' increasing demands for one- stop payment and banking solutions. Backed by the industry's premier payments and BaaS platform, Priority is extremely well positioned to compete and drive long-term value for our shareholders." Finxera shareholders, including funds managed by Stone Point Capital LLC ("Stone Point") and members of the Finxera management team, will retain meaningful equity positions in Priority. Sanj Goyle, Finxera's Founder and CEO and Praveer Kumar, Finxera's Co-Founder and CTO, will be assuming prominent roles with Priority. "We've been working closely together for well over a year and we're quite far along in the process of becoming one company. Our teams share a combined desire to become the world's premier partner for payments and banking services and are excited to leverage our combined assets into new and exciting verticals," said Goyle. Priore concluded, "Sanj and Praveer's strong leadership and Stone Point's ongoing support of Priority provides meaningful depth to our organization as we continue to execute on our strategy to be a major force in powering payments."

Pro-Forma Highlights Based on forecasted 2021 financial results of Priority and Finxera, the pro forma full year 2021 results of the combined company, before synergies, are expected to be: Revenue of $547 to $570 million Adjusted EBITDA of $131 to $136 million Free cash flow (adjusted EBITDA less cash outflows for interest, taxes, capital expenditures, and dividends) of $62 to $65 million Net leverage ratio below 4.25x Use of Non-GAAP Financial Information Priority supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information, including adjusted EBITDA, free cash flow and net leverage ratio, to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Priority has not provided a reconciliation of the expected adjusted EBITDA, free cash flow or net leverage ratio contribution by Finxera to the comparable GAAP measures because it is unable to quantify certain amounts that would be required to be included in Finxera's contribution to such comparable measures without unreasonable efforts due to the unavailability of the information needed to calculate reconciling items. In addition, Priority believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors. The non-GAAP financial measures disclosed by Priority in this press release should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. About Priority Technology Holdings, Inc. Priority is a leading provider of merchant acquiring, integrated payment software and corporate payment solutions, offering unique product and service capabilities to its merchant network and distribution partners. Priority's enterprise operates from a purpose-built payments infrastructure that includes tailored customer service offerings and bespoke technology development, allowing Priority to provide end-to-end solutions for payment and payment-adjacent software. Additional information can be found at www.PRTH.com. About Finxera Holdings, Inc. Finxera operates the leading BaaS platform that allows enterprises to rapidly incorporate banking and payment services into their applications. Its API driven approach has enabled the integration into one platform all aspects of banking and payments, including account opening, reconciliation, sub account ledgering, ACH, checks, wires, and card issuance. Using the Finxera BaaS, enterprises are able to collect, store and send money in a simple, secure and compliant manner, including those involving complex financial regulatory frameworks. Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "anticipates," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, expected timing of the closing of the merger with Finxera, the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, our 2021 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission ("SEC") filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 31, 2021 and August 16, 2021, respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. View original content:https://www.prnewswire.com/news-releases/priority-technology- holdings-inc-completes-acquisition-of-finxera-to-create-the-premier-payments-and-banking- as-a-service-platform-301379581.html SOURCE Priority Technology Holdings, Inc.